                                                                EXHIBIT 10.2



                                2ND AMENDMENT TO
                         THE EXCLUSIVE LICENSE AGREEMENT


                                     BETWEEN


                   THE REGENTS OF THE UNIVERSITY OF CALIFORNIA


                                       AND


                             COLLATERAL THERAPEUTICS


                               UC CASE NO. 97-119
                            AGREEMENT NO. 97-04-0664

            2ND AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT FOR GENE

                      THERAPY FOR CONGESTIVE HEART FAILURE

This second amendment (Second Amendment) is effective this 11th day of March 1999 between The Regents of the University of California ("The Regents"), a California corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607- 5200 and Collateral Therapeutics ("Licensee"), a Delaware corporation, having a principal place of business at 11622 El Camino Real, San Diego California 92130.

                                    RECITALS

Licensee and The Regents entered into a license agreement entitled "Exclusive License Agreement for Angiogenic Gene Therapy for Congestive Heart Failure" effective on June 18, 1997 (U.C. Agreement Control Number 97-04-0664) (The "Agreement"). The Agreement was amended on September 23, 1998 to include a continuation in part application under licensed patent rights.

Licensee has requested that some provisions of Article 5 (Due Diligence) be extended by one year so that Licensee can remain in compliance with the Agreement and achieve product approval under feasible diligence provisions. The Regents has agreed to this Second Amendment so that the products licensed under the Agreement may be developed for the benefit of the general public.

The Regents and the Licensee agree as follows:

Subparagraphs 5.3.1 through 5.3.4 of Article 5 (Due Diligence) are removed in their entirety from the Agreement and replaced with the following:

         5.3.1 apply for an investigational new drug application on or before March 31, 2001;

         5.3.2 begin phase I clinical trials (small scale) in Europe or in United States on or before June 30, 2001;

         5.3.3 submit a phase III (large scale) clinical trial protocol to the U.S. Food and Drug Administration on or before June 30, 2003;

         5.3.4 apply for marketing approval in the United States for Patent Products on or before

         December 31, 2004;

This Second Amendment does not, expressly or by implication, affects any other provision of the Agreement in any way.

The Regents and Licensee have executed this Second Amendment, in duplicate originals, by their respective and duly authorized officers on the day and year written below.


COLLATERAL THERAPUETICS                THE REGENTS OF THE UNIVERSITY
                                               OF CALIFORNIA

By /s/ Jack W. Reich, PH.D.            By /s/ Candace L. Voelker
   --------------------------             ---------------------------
           (Signature)                            (Signature)

Name   Jack W. Reich                   Name   Candace L. Voelker

Title  President and CEO               Title  Associate Director
                                              Office of Technology Transfer

Date   April 8, 1999                   Date   April 23, 1999
       -------------                          --------------